ING Series Fund, Inc.

ING Global Target Payment Fund (“Fund”)

Supplement dated August 18, 2009

to the Fund’s Class A Prospectus, Class C Prospectus, and

Class I and Class W Prospectus each dated February 27, 2009

(each a “Prospectus” and collectively the “Prospectuses”)

1.	Effective August 14, 2009, the Fund added an additional fund to those in which it may invest (“Underlying Fund Universe”). The Prospectuses are amended as follows:

A.	The first table in the section entitled “What You Pay to Invest - Acquired (Underlying) Funds Annual Operating Expenses” found on page 7 of each Prospectus is amended to include the following:

Underlying Fund	Net Operating Expenses
ING International SmallCap Multi-Manager Fund(5)	1.41%

(5)	As of April 30, 2009.

B.	The table in the section entitled “More Information on Investment Strategies—Description of the Investment Objectives, Main Investments and Risks of the Underlying Funds” beginning on page 9 of each Prospectus is amended to include the following:

Investment Adviser/ Sub-Adviser	Underlying Fund	Investment Objective	Main Investments	Main Risks

Investment Adviser: ING Investments, LLC Sub-Advisers: Acadian Asset Management LLC; Batterymarch Financial Management, Inc.; and Schroder Investment Management North America Inc.	ING International SmallCap Multi- Manager Fund	Maximum long-term capital appreciation.	Invests at least 80% of its net assets (plus borrowings for investment purposes) in securities of small market capitalization companies (defined as those companies that have a market capitalization, at the time of purchase, of up to $5 billion). At least 65% of its assets will normally be invested in companies located outside the United States. It may invest up to 35% of its assets in U.S. issuers. Invests primarily in common stocks or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act, rights, and American and Global depositary receipts. It may invest in companies located in countries with emerging securities markets when the sub-adviser believes they present attractive investment opportunities. May also lend portfolio securities on a short-term or long-term basis, up to 30% of its assets.	Convertible securities, derivatives, foreign investments, growth investing, liquidity, market trends, other investment companies, price volatility, securities lending, small-sized companies and value investing.

2.	The section entitled “More Information on Risks” beginning on page 30 of the Class A Prospectus and the Class C Prospectus, and on page 28 of the Class I and Class W Prospectus, is amended to include the following:

Growth Investing. Growth-oriented stocks typically sell at relatively high valuations as compared to other types of securities. Securities of growth companies may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth potential, they usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can cushion stock prices in a falling market. The market may not favor growth-oriented stocks or may not favor equities at all. In addition, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

3.	Effective August 14, 2009, the Fund removed ING Disciplined International SmallCap Fund from the Underlying Fund Universe. All references to ING Disciplined International SmallCap Fund are hereby deleted from the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE